UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 10, 2009

MMR INFORMATION SYSTEMS, INC.
 (Exact Name of Registrant as Specified in Charter)

DELAWARE	000-51134	33-0892797
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

468 NORTH CAMDEN DRIVE, 2nd FLOOR BEVERLY HILLS, CA		90210
(Address of Principal Executive Offices)		(Zip Code)

(310) 476-7002
 (Registrant's telephone number, including area code)

2934½ BEVERLY GLEN CIRCLE, SUITE 702
LOS ANGELES, CALIFORNIA 90077
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 10, 2009, we filed a Certificate of Amendment of Certificate of Incorporation of MMR Information Systems, Inc., with the Secretary of State of the State of Delaware providing for an increase in the number of shares of common stock that we are authorized to issue from time to time. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(d)    Exhibits.
Exhibit No.	Description
3.2	Certificate of Amendement of Certificate of Incorporation of MMR Information Systems, Inc., dated as of July 10, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   July 13, 2009

MMR INFORMATION SYSTEMS, INC. By: /s/ ROBERT H. LORSCH Name: Robert H. Lorsch Title: Chairman, President and Chief Executive Officer

INDEX TO EXHIBITS
Exhibit No.	Description
3.2	Certificate of Amendement of Certificate of Incorporation of MMR Information Systems, Inc., dated as of July 10, 2009 PDF provided as a courtesy.